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                                                                   EXHIBIT 10.42


                              EMPLOYMENT AGREEMENT
                              --------------------



PARTIES:       JACK CARL/312-FUTURES, INC., a corporation organized under
--------       the laws of Illinois (the "Company"), and PHILIP A. TANZAR, an
               Illinois resident ("Employee").

DATE:          December 31, 1995
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               The Company operates a full-service commodity brokerage
               business, engaged in buying, selling and otherwise dealing in and providing brokerage services with respect to
               commodities and interests therein and relating thereto,
               having its principal place of business at 200 West Adams
               Street, Suite 1500, Chicago, Illinois 60606   Employee, by
               education and experience, possesses extraordinary qualifications to serve as a senior executive officer of the Company. The parties hereto, recognizing the value of Employee's services to the Company, desire to secure the employment of Employee on the terms and conditions herein stated.

TERMS:
------

     1.  Employment.  The Company hereby employs Employee and Employee hereby
         ----------
accepts employment as Vice President and General Counsel of the Company. Employee agrees to diligently and faithfully perform such duties of a Vice President and General Counsel as are assigned to him by the President of the Company from time to time, subject to the general supervision, and pursuant to the orders, advice and directions, of the Board of Directors of the Company. In such capacity, Employee shall be entitled to office space, secretarial support and other assistance consistent with the character of his position with the Company. In no event shall Employee be required to occupy an office or be provided with secretarial support less favorable than that made available to any other Vice President and General Counsel of the Company. Employee's principal place of employment shall be in the Chicago area and Employee shall not be assigned duties without his consent which would require Employee to move from the Chicago area. Employee shall devote to his employment his full time (exclusive of vacation periods, holidays or periods of illness or incapacity) and best efforts consistent with commodities industry practices, except that Employee may make investments, including trade commodities futures for his own account so long as such activities do not interfere with the performance of his duties hereunder.

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     2.  Term. The term of Employee's employment hereunder shall commence on the
         ----
date hereof and terminate on December 31, 1996, unless terminated sooner by the Company, in its sole discretion, in writing, for "good cause" as hereinafter defined. "Good cause" as used herein shall be deemed to exist upon the occurrence of any of the following events:

     (a) a material breach by Employee of the terms and conditions of this Agreement as reasonably determined by the Board of Directors of the Company which breach has not been cured within thirty (30) days of Employee's receipt of written notice thereof; or

     (b) the commission of an act of dishonesty relating to the Company's business or the commission of a fraudulent act on the part of Employee; or

     (c) the disregard or serious neglect by Employee of his duties as a Vice President and General Counsel and employee of the Company as reasonably determined by the Board of Directors of the Company; or

     (d) actions or failures to act by Employee which directly and proximately
(i) constitute a major offense under the rules of the Chicago Mercantile Exchange or any comparable rules of any other commodity futures or securities exchange on which the Company conducts its business, (ii) result in the suspension of Employee from engaging in any aspect of the commodities futures or securities business which is necessary to the discharge of his duties hereunder for a period of more than one hundred and twenty (120) days, or (iii) result in a material restriction on his ability to supervise other employees by reason of a violation of any laws or rules and regulations promulgated by the Commodity Futures Trading Commission, the Securities and Exchange Commission, any commodity futures or securities exchange, the National Association of Securities Dealers, or the National Futures Association if and to the extend that such restriction materially adversely affects his ability to discharge his duties hereunder for a period of more than one hundred and twenty (120) days, unless in any such case, Employee (having the burden of proof therefor) demonstrates that said actions or failures to act did not result from Employee's willful misconduct or gross negligence; or

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     (e) the death or total disability, as herein defined, of Employee.

     As issued herein, Employee shall be deemed to be "totally disabled" if he is unable to perform, by reason of physical or mental incapacity, his duties or obligations as set forth under this Agreement for a period of ninety (90) consecutive days during any twelve (12) consecutive month period. For purposes of computing the period of ninety (90) consecutive days of disability, if after being so disabled Employee performs his duties hereunder for a period of at least thirty (30) consecutive days, then any subsequent disability shall be deemed to commence a new period of disability for purposes hereof .

     Employee shall have the right to terminate this Agreement for nonpayment of his compensation when due or in the event of a material breach by the Company of the terms and conditions of this Agreement, which breach has not been cured within thirty (30) days after the Company's receipt of written notice thereof. in such event, in lieu of any damages to which Employee otherwise may be entitled, the Company shall pay to Employee in a lump sum payment, as liquidated damages, an amount equal to $100,000; and, in addition, Employee shall be relieved of any obligation under paragraph 6 hereof.

     3.  Compensation.  For all services rendered by Employee under this
         -------------
Agreement, the Company shall pay Employee:

     a) a base salary during the term of this Agreement at the rate of $138,216.00 per annum, payable in equal installments as the Company, from time to time, pays other salaried employees, but not less frequently than monthly, plus

     (b) a cost of living raise each year the amount of which shall be established at the discretion of the Company, plus

     (c) a discretionary bonus which shall not without the approval of the Company's Board of Directors exceed twice the Employee's annual base salary.

     4.  Forfeiture of Compensation.  In the event that Employee's employment
         --------------------------
hereunder shall be terminated pursuant to subparagraph 2(a), (b), (c) or (d) hereof, the Company shall have no obligation to pay to Employee any further compensation or other payments under this Agreement, and Employee shall forfeit the same.

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     5.  Benefits.  Employee shall be entitled to participate in such group life
         --------
and medical insurance plans, and qualified retirement and profit sharing plans, as the Company may establish, from time to time, for its managerial employees or executive officers generally.

     The Company shall reimburse Employee for such travel, entertainment and other business expenses reasonably incurred by him in connection with the business of the Company upon presentation by Employee to the Company of substantiating evidence thereof in such form as the Company reasonably may require from time to time.

     Employee shall be entitled to three (3) weeks of paid vacation during each fiscal year of the Company in which this Agreement shall continue in full force and effect (pro-rated for any portions of fiscal years during the term of this Agreement, based on the number of months (or portions thereof) of such fiscal year which occur during the term of this Agreement); provided that Employee shall forfeit such benefit to the extent it is not used by Employee during such 'fiscal year. In addition, Employee shall be entitled to such holidays as are made available generally to managerial and executive employees of the Company.

     6.  Non-Competition.  During the term of this Agreement and for a period of
         ---------------
six (6) months thereafter, Employee covenants and agrees with Company that he shall not, directly or indirectly, conduct, provide financial assistance to (whether through a loan or otherwise), act as an independent contractor, hold an equity or profit sharing interest in (except for ownership of less than 1% of the outstanding share in a company whose stock is publicly traded), in any manner have a business interest in, be employed by, or in any other manner take part in, any commodity or securities brokerage business or other business in the United States of America which is competitive with the business of the Company as such business is conducted during the term of this Agreement except that Employee at all times after the term of this Agreement may execute orders as a floor broker and trade for his own account and, in addition, may function as a commodity trading advisor, pool operator or introducing broker subject to the restrictions set forth in the next sentence of this paragraph and provided that Employee clears all commodity trades which

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are affected in connection with Employee's activities as a commodity trading advisor, pool operator or introducing broker through the Company so long as the Company has the ability to clear such trades and does not charge more than for such clearing functions than the rates otherwise available to Employee. Provided, however, this provision number 6 shall not be applicable to Employee should Employee function solely as an attorney in any capacity relating to or connected with the futures industry. During the term of this Agreement and for a period of eighteen (l8) months thereafter, Employee covenants and agrees with the Company that he shall not, directly or indirectly; (a) solicit or provide commodity or securities brokerage services to any persons or entities that are or were during the period by this sentence customers of the Company, either as an employee, agent, consultant, licensee, independent contractor, owner or otherwise, or (b) solicit for employment or employ any persons who are or were during the period covered by this sentence employees of the company.

     In the event that the term of Employee's employment hereunder shall not be extended by the Company beyond the term provided for in paragraph 2 hereof on terms (including compensation) substantially equivalent to the terms set forth in this Agreement except by reason of a termination for "good cause" as defined in paragraph 2 hereof, Employee shall receive severance pay of $100,000 in a lump sum payment at the time of such termination. Employee shall remain subject to the provisions contained in this paragraph 6 for the full periods specified herein.

     In the event that the Company offers to extend the term of Employee's employment hereunder on substantially equivalent terms and Employee does not accept such offer, Employee's obligations pursuant to the first sentence of this paragraph 6 shall cease and be of no further force and effect provided, however, if the Company shall pay Employee in a lump sum payment, an amount equal to 50% of Employee's annual base salary, Employee shall remain subject to the provisions contained in the first sentence of this paragraph 6 for the full six month period specified therein.

     In the event, that Employee voluntarily terminates his employment hereunder, Employee's obligations pursuant to the first sentence of this

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paragraph 6 shall cease and be of no further force and effect; provided, however, if the company shall pay Employees in a lump sum payment, an amount equal to 50% of Employee's annual base salary, Employee shall remain subject to the provisions contained in the first sentence of this paragraph 6 for the full six month period specified therein.

     7.    Confidentiality.  The Employee shall not at any time during or after
           ---------------
the term of this Agreement or in any manner, either directly or indirectly, divulge, disclose, or communicate to any person, firm or corporation in any manner whatsoever any confidential information relating to the business of the Company. The term "confidential information" as used herein means all information of a business or technical nature relative to the business of the Company, the business of any customer of the Company or the business of any person, firm or corporation which consults with, or is affiliated with the Company, including, without limitation, pricing information and customer lists. Said term shall not include information so generally known as to be part of the public domain.

     8.  Enforcement. Each of the covenants contained in paragraphs 6 and
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7 hereof is separate and independent.  Employee acknowledges and agrees that the
Company's remedies at law may be inadequate in the event of a breach or threaten breach of the covenants set forth therein, and in such event, the Company shall be entitled to have an injunction issued by any court of competent jurisdiction, enjoining and restraining each and every party concerned therewith from the creation or continuation of such breach (in addition to any other legal and equitable remedies which the Company may have), and each and every such party concerned therewith, jointly and severally, shall be obligated to pay all costs and expenses, including reasonable attorneys' fees, related to the enforcement by the Company to its rights hereunder.

     In the event that any provision of paragraphs 6 and 7 hereof shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographical area, it shall be interpreted to extend only over the maximum period of time for which it may be enforceable and over the maximum geographical area to which it may be enforceable.

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     9.  Notice.  Any and all notices, designations, consents, offers
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acceptances, or any other communication provided herein, shall be in writing and deemed given when deposited in the U.S. Mail, registered or certified mail, return receipt requested, addressed, in the case of the Company, to its principal place of business in the State of Illinois, and in the case of Employee, to his last known place of residence, as last furnished by Employee to Company.

     10.  Governing Law.  This Agreement shall be subject to and governed by the
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laws of the State of Illinois, irrespective of the fact that Employee may become a resident of a different state.

     11.  Binding Effect.  This Agreement shall be binding upon and inure to the
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benefit of the parties hereto and their respective heirs, legal representatives, executors, administrators, successors and assigns, subject to the limitations on assignment referred to in paragraph 15 hereof.

     12.  Entire Agreement.
          -----------------

          (a) This Agreement constitutes the entire agreement between the parties and contains all of the agreements between the parties with respect to the subject matter hereof; this Agreement supersedes any and other agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof.

          (b) No change or modification of this Agreement shall be valid unless the same be in writing and signed by the parties hereto. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the person or party to be charged.

     13.  Severability.  If any portion or portions of this Agreement shall be,
          ------------
for any reason, invalid or unenforceable, the remaining portion or portions shall nevertheless be valid, enforceable and carried into effect, unless to do so would clearly violate the present legal and valid intention of the parties hereto.

     14.  Headings.  The headings in this Agreement are inserted for
          --------
convenience only and are not to be considered in construction of the provisions hereof.

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     15.  Assignability.  This Agreement shall not be assignable by either party
          -------------
hereof, except that the Company may assign its rights to, and cause its obligations under this Agreement to be assumed by any person, corporation, partnership or other entity (whether or not affiliated With the Company), provided that the Company guarantee payment of the obligations and liabilities assigned or the Company transfers (whether by sale, merger or otherwise) all or substantially all of its assets to such transferee and much transferee assumes all of the Company's obligations hereunder. Notwithstanding the foregoing, nothing contained herein shall be deemed to preclude the executors or administrators of Employee's estate from assigning rights to payment hereunder to Employee's heirs or devisees in connection with the probate, administration or settlement of Employee's estate.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by one of its officers, thereunto duly authorized, and Employee has hereunto set his hand and seal on the day and year first above written.

                              JACK CARL/312-FUTURES, INC.

                              By:
                                   ---------------------------------
                                   President

                                   ---------------------------------
                                   Philip A. Tanzar


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